EXHIBIT 32.1

CERTIFICATION
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report on Form 10-QSB of Sardy House, LLC (the “Company”) for the quarterly period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Frank S. Peters, as President of the Company, and Daniel D. Delano, as Treasurer of the Company, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 /S/ FRANK S. PETERS

Frank S. Peters
President
February 13, 2004

 /S/ DANIEL D. DELANO

Daniel D. Delano
Treasurer
February 13, 2004